UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
May 20, 2026
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
At the Northrop Grumman Corporation (the "Company") 2026 Annual Meeting of Shareholders held on May 20, 2026 (the "2026 Annual Meeting"), shareholders considered and approved the three proposals that management presented, each of which is described in more detail in the 2026 Proxy Statement filed with the Securities and Exchange Commission on April 3, 2026.
The results detailed below for the proposals presented at the 2026 Annual Meeting represent the final voting results as certified by the Inspector of Election.
Management Proposals
Proposal 1
The shareholders elected the following eleven directors: Kathy J. Warden, David P. Abney, Marianne C. Brown, Christopher W. Grady, Arvind Krishna, Kimberly A. Ross, Gary Roughead, Thomas M. Schoewe, James S. Turley, Mark A. Welsh III and Mary A. Winston.

Director	For	Against	Abstain	Broker Non-Vote
Kathy J. Warden	109,954,609	3,255,297	260,394	13,285,434
David P. Abney	110,596,071	2,390,699	483,530	13,285,434
Marianne C. Brown	106,283,552	6,679,052	507,696	13,285,434
Christopher W. Grady	112,196,690	817,467	456,143	13,285,434
Arvind Krishna	111,266,680	1,715,680	487,940	13,285,434
Kimberly A. Ross	111,545,318	1,422,255	502,727	13,285,434
Gary Roughead	110,346,794	2,648,764	474,742	13,285,434
Thomas M. Schoewe	109,394,902	3,572,207	503,191	13,285,434
James S. Turley	103,275,902	9,690,919	503,479	13,285,434
Mark A. Welsh III	111,863,189	1,127,398	479,713	13,285,434
Mary A. Winston	111,083,563	1,903,984	482,753	13,285,434

Proposal 2
The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, with a vote of:

For	Against	Abstain	Broker Non-Vote
107,398,463	5,220,362	851,475	13,285,434

Proposal 3
The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2026 with a vote of 121,265,768 shares for, 5,116,361 shares against and 373,605 abstentions.

Shareholder Proposal
Proposal 4
The shareholders did not approve the shareholder proposal to provide for an independent board chair.

For	Against	Abstain	Broker Non-Vote
23,610,695	88,773,053	1,086,552	13,285,434

The Board of Directors will carefully consider the shareholders' input on these proposals and feedback received in the course of shareholder engagement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 21, 2026